VOYA EQUITY TRUST
Voya Multi-Manager Mid Cap Value Fund
(the "Fund")
Supplement dated January 24, 2023
to the Fund's Class I and Class P Shares' Summary Prospectus
and Class I and Class P Shares' Prospectus, each dated September 30, 2022
(together, the "Prospectuses")
On January 11, 2023, the Board of Trustees of Voya Equity Trust approved the following changes with respect to the Fund: (i) the removal of Hahn Capital Management, LLC ("Hahn") and LSV Asset Management ("LSV") as sub-advisers to the Fund, effective at the close of business on March 14, 2023; (ii) the appointment of Victory Capital Management Inc. ("Victory Capital") as a sub-adviser to the Fund, effective at the close of business on March 17, 2023; and (iii) related changes to the Fund's principal investment strategies and portfolio managers, effective at the close of business on March 17, 2023. Currently, Hahn, LSV, and Voya Investment Management Co. LLC each manage a portion of the Fund's assets. From the open of business March 13, 2023 through the close of business on March 17, 2023, the Fund will be in a "transition period" during which time the Fund's assets currently managed by Hahn and LSV will be allocated to Victory Capital. During the transition period, this portion of the Fund's assets may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund, resulting in taxable distributions to the Fund's shareholders. In addition, these transactions will also result in costs, which will be borne by the Fund.
Effective at the close of business on March 14, 2023, the Prospectuses are revised as follows:
1.All references to Hahn and LSV are hereby deleted in their entirety.
Effective at the close of business on March 17, 2023, the Prospectuses are revised as follows:
1.The section of the Prospectuses entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
For this Fund, Victory Capital Management Inc. ("Victory Capital"), and Voya Investment Management Co. LLC ("Voya IM") (each, a "Sub-Adviser" and together, the "Sub-Advisers") define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the S&P MidCap 400® Index at the time of purchase. The market capitalization range of companies in these indices will change with market conditions. The market capitalization range of companies in the Russell Midcap® Index as of June 30, 2022 ranged from $1.9 billion to $46.5 billion. The market capitalization range of companies in the S&P MidCap 400® Index as of June 30, 2022 ranged from $1.8 billion to $23.3 billion.
The Fund focuses on securities that the Sub-Advisers believe are undervalued in the marketplace.

The Fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of foreign (non-U.S.) companies.
The Fund may also invest in real estate-related securities, including real estate investment trusts ("REITs").
The Fund may also invest in derivatives, including, but not limited to, futures, as a substitute for securities in which the Fund can invest, for cash management, and/or to seek to enhance returns in the Fund.
The Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Investment Adviser allocates the Fund's assets to different sub-advisers. When selecting sub-advisers, the Investment Adviser takes into account a wide variety of factors and considerations, including among other things the investment strategy of a potential sub- adviser, its personnel, and its fit with other sub-advisers to the Fund. Among those, the Investment Adviser will typically consider the extent to which a potential sub-adviser takes into account environmental, social, and governance ("ESG") factors as part of its investment process. ESG factors will be only one of many considerations in the Investment Adviser's evaluation of any potential sub-adviser; the extent to which ESG factors will affect the Investment Adviser's decision to retain a sub-adviser, if at all, will depend on the analysis and judgment of the Investment Adviser.
The Investment Adviser may, from time to time, directly manage a portion of the Fund's assets to seek to manage the Fund's overall risk exposure to achieve the Fund's desired risk/return profile and to effect the Fund's investment strategies. The Investment Adviser may invest in futures and ETFs to implement its investment process.
The Sub-Advisers provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 331⁄3% of its total assets.
Victory Capital Management Inc.
Victory Capital invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below the Sub-Adviser's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Sub-Adviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.

Voya Investment Management Co. LLC
Voya IM employs a "passive management" approach designed to track the performance of a custom index created by FTSE Russell for Voya IM, the Russell Midcap Value Select Factor Index (the "Index"). The Index is designed to capture exposure to a broad set of five factors that contribute to equity performance. These five factors are Momentum, Quality, Value, Size, and Low Volatility. Each of these factors is supported by academic research, with strong theoretical explanations as to why the factor historically has provided a return premium. The companies eligible for inclusion in the Index are derived from its starting universe, the Russell Midcap® Value Index, which measures the performance of the mid-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. Companies are included in the Index based on a proprietary rules-based multifactor selection and weighting process designed to increase the Index's exposure, relative to the starting universe, to companies demonstrating the five factors. As a result of the security selection process, the Index may be focused in one or more industries, which may change from time to time.
Voya IM seeks to replicate the performance of the Index, meaning it generally will invest in all of the securities in the Index in weightings consistent with that of the Index. The Fund's portfolio may not always hold all of the same securities as the Index. Voya IM may also invest in ETFs, stock index futures, and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Fund's cash position. Although Voya IM attempts to track, as closely as possible, the performance of the Index, the Fund's portfolio does not always perform exactly like the Index. Unlike the Index, the Fund has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.
2.The section of the Prospectuses entitled "Principal Risks" is revised to (i) delete Foreign (Non- U.S.) Investments/Developing and Emerging Markets risk and (ii) add the following risk:
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing, and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country, or region may adversely impact investments or issuers in another market, country, or region.
3.The second paragraph in the section of the Prospectuses entitled "Performance Information" is deleted in its entirety and replaced with the following:
On March 17, 2023, Victory Capital was added as an additional sub-adviser. On March 14, 2023, Hahn Capital Management, LLC (which served as a sub-adviser from December 1, 2014 to March 14, 2023) and LSV Asset Management (which served as a sub-adviser from February 10, 2014 to March 14, 2023) were removed as sub-advisers. On November 14, 2014, RBC Global Asset Management (U.S.) Inc. (which served as a sub-adviser from the inception of the Fund), was removed. Each change to the sub-advisers resulted in changes to the Fund's principal investment strategies. The Fund's performance information for these periods reflects returns achieved by the different sub-advisers and pursuant to different principal investment strategies. If the Fund's current sub-advisers and strategies had been in place for the prior periods, the performance information shown would have been different. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to https://individuals.voya.com/literature or call 1-800-992-0180.
4.The section of the Prospectuses entitled "Portfolio Management" is deleted in its entirety and replaced with the following:
Investment Adviser Voya Investments, LLC
Portfolio Managers Paul Zemsky
Portfolio Manager (since 05/18)
Sub-Adviser
Victory Capital Management Inc.
Portfolio Managers
James M. Albers, CFA	Gregory M. Conners
Portfolio Manager (since 03/23)	Portfolio Manager (since 03/23)
Jeffrey M. Graff, CFA	Gary H. Miller
Portfolio Manager (since 03/23)	Portfolio Manager (since 03/23)
Michael F. Rodarte, CFA
Portfolio Manager (since 03/23)
Sub-Adviser
Voya Investment Management Co. LLC
Portfolio Managers	Kai Yee Wong
Steve Wetter
Portfolio Manager (since 11/19)	Portfolio Manager (11/19)
5.The sub-section of the Prospectus entitled "Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Multi-Manager Mid Cap Value Fund" is deleted in its entirety and replaced with the following:
Voya Multi-Manager Mid Cap Value Fund The Multi-Manager Approach
Voya Investments, the Investment Adviser, allocates the Fund's assets to the different sub- advisers. Voya Investments may, from time to time, directly manage a portion of the Fund's assets to seek to manage the Fund's overall risk exposure to achieve the Fund's desired risk/return profile and to effect the Fund's investment strategies.
Victory Capital Management Inc. and Voya Investment Management Co. LLC are the sub- advisers of Voya Multi-Manager Mid Cap Value Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Investment Adviser may change the allocation of the Fund's assets between the sub-advisers as it determines necessary to pursue the Fund's investment objective.

The Investment Adviser will determine what it believes to be the optimal allocation of the assets under management among the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.
Victory Capital Management Inc.
Victory Capital Management Inc. ("Victory Capital" or the "Sub-Adviser") is a New York corporation, registered as an investment adviser with the SEC. The principal address of Victory Capital is 15935 La Cantera Parkway, San Antonio, Texas 78256. As of September 30, 2022, Victory Capital had approximately $147.3 billion in assets under management and advisement. Victory Capital manages its portion of the Fund through its investment franchise, Sycamore Capital.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM has acted as investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2022, Voya IM managed approximately $150.0 billion in assets.
6.The sub-section of the Prospectus entitled "Management of the Funds – The Sub-Advisers and Portfolio Managers – Individual Portfolio Managers" is amended to add the following:
Portfolio	Investment Adviser	Fund	Recent Professional Experience
Manager	or Sub-Adviser

James M.	Victory Capital	Voya Multi-Manager	Mr. Albers is a Portfolio Manager of Sycamore
Albers, CFA		Mid Cap Value Fund	Capital and has been associated with Victory
Capital or an affiliate since 2005.

Gregory M.	Victory Capital	Voya Multi-Manager	Mr. Conners is a Portfolio Manager of
Conners		Mid Cap Value Fund	Sycamore Capital and has been associated
with Victory Capital or an affiliate since March
1999.

Jeffrey M.	Victory Capital	Voya Multi-Manager	Mr. Graff is a Portfolio Manager of Sycamore
Graff, CFA		Mid Cap Value Fund	Capital and has been associated with Victory
Capital or an affiliate since 2001.

Gary H. Miller	Victory Capital	Voya Multi-Manager	Mr. Miller is the Chief Investment Officer of
		Mid Cap Value Fund	Sycamore Capital and has been associated
with Victory Capital or an affiliate since 1987.

Michael F.	Victory Capital	Voya Multi-Manager	Mr. Rodarte is a Portfolio Manager of
Rodarte, CFA		Mid Cap Value Fund	Sycamore Capital and has been associated
with Victory Capital or an affiliate since 2006.

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VOYA EQUITY TRUST

Voya Multi-Manager Mid Cap Value Fund

(the "Fund")

Supplement dated January 24, 2023 to the Fund's Class I and Class P Shares'

Statement of Additional Information, dated September 30, 2022

(the "SAI")

On January 11, 2023, the Board of Trustees of Voya Equity Trust approved the following changes with respect to the Fund: (i) the removal of Hahn Capital Management, LLC ("Hahn") and LSV Asset Management ("LSV") as sub-advisers to the Fund, effective at the close of business on March 14, 2023; (ii) the appointment of Victory Capital Management Inc. ("Victory Capital") as a sub-adviser to the Fund, effective at the close of business on March 17, 2023; and (iii) related changes to the Fund's principal investment strategies and portfolio managers, effective at the close of business on March 17, 2023. Currently, Hahn, LSV, and Voya Investment Management Co. LLC each manage a portion of the Fund's assets. From the open of business March 13, 2023 through the close of business on March 17, 2023, the Fund will be in a "transition period" during which time the Fund's assets currently managed by Hahn and LSV will be allocated to Victory Capital. During the transition period, this portion of the Fund's assets may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund's shareholders. In addition, these transactions will also result in costs, which will be borne by the Fund.

Effective at the close of business on March 14, 2023, the SAI is revised as follows:

1. All references to Hahn and LSV are hereby deleted in their entirety.

Effective at the close of business on March 17, 2023, the SAI is revised as follows:

1.The line item with respect to the Fund in the table in the sub-section of the SAI entitled "Sub- Adviser – Sub-Advisory Fees" is deleted and replaced with the following:

Fund	Sub-Adviser		Annual Sub-Advisory Fee
Voya Multi-Manager Mid Cap	Victory Capital	and	For information on the Fund's annual sub-
Value Fund	Voya IM		advisory fee rate, please see the paragraph
immediately following this table.

2.The sub-section in the SAI entitled "Sub-Adviser – Aggregation" is deleted in its entirety and replaced with the following:

With respect to the annual sub-advisory fee rate for Voya Multi-Manager Mid Cap Value Fund, the Adviser paid former sub-advisers to the Fund (Hahn Capital Management, LLC; LSV Asset Management; and Wellington Management Company LLP) and Voya IM aggregate sub-advisory fees of $777,273.21, which represented approximately 0.33% of the Fund's average daily net assets for the fiscal year ended May 31, 2022. Wellington Management Company LLP was paid for the period beginning June 1, 2019, through November 15, 2019. The accrued sub-advisory fees paid and percentage reflect the fee schedules in effect during that period.

3.The sub-section in the SAI entitled "Sub-Adviser – Portfolio Management – Voya Multi-Manager Mid Cap Value Fund" is revised to include the following:

Sub-Advised by Victory Capital and Voya IM

Victory Capital

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2022:

	Registered Investment		Other Pooled Investment		Other Accounts
	Companies			Vehicles
Portfolio	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Manager	Accounts		Accounts		Accounts
James M.	9	$27,966,138,883	7	$1,882,398,335	24	$2,203,386,216
Albers, CFA
Gregory M.	9	$27,966,138,883	7	$1,882,398,335	24	$2,203,386,216
Conners
Jeffrey M.	9	$27,966,138,883	7	$1,882,398,335	24	$2,203,386,216
Graff, CFA
Gary H. Miller	9	$27,966,138,883	7	$1,882,398,335	24	$2,203,386,216
Michael F.	9	$27,966,138,883	7	$1,882,398,335	24	$2,203,386,216
Rodarte, CFA

Potential Material Conflict of Interest

Victory Capital's portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Fund, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the funds or between the Fund and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital's investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital's compliance program will achieve its intended result.

Compensation

Victory Capital has designed the structure of its portfolio managers' compensation to (1) align portfolio managers' interests with those of Victory Capital's clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital's overall financial success.

Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, "Accounts"). A portfolio manager's base salary is dependent on the manager's level of experience and expertise. Victory Capital monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the investment franchises employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital's revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team's portfolio managers by establishing a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital's philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager's portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three- and five-year rolling performance periods as compared to the performance information of a peer group of similarly- managed competitors.

Victory Capital's portfolio managers may participate in the equity ownership plan of Victory Capital's parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager's performance and seniority.

Ownership of Securities

The following tables show the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of December 31, 2022, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
James M. Albers, CFA	None
Gregory M. Conners	None
Jeffrey M. Graff, CFA	None
Gary H. Miller	None
Michael F. Rodarte, CFA	None

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